MUNICIPAL INCOME FUND
11 Hanover Square, New York, NY 10005
American Stock Exchange Symbol: BBM

August 10, 1998

Fellow Shareholders:

We are pleased to report that the Fund's total return, based on the change in market price of the shares , was +10.09% with dividend reinvestment for the 6 months ended June 30, 1998. On a net asset value basis, the gain was +1.55%. The Fund's current NAV on 8/10/98 is $16.56 per share. With a recent closing market price on the Exchange of $15.63 per share, we believe this represents an opportunity to purchase shares at an attractive discount from their underlying value.

Dividend Distribution Increase Reflects New Policy

We are also pleased to report that since the fourth quarter of 1997 the Fund's quarterly dividend distribution increased to $.25 per share from $.21 and $.19 previously as a result of the Fund's Board of Directors recently adopting a managed 6% distribution policy. The policy is intended to provide shareholders with a stable cash flow and eliminate or reduce the amount by which net asset value per share exceeds the market price. Quarterly distributions of approximately 1.5% of the
Fund's net asset value per share (6% on an annual basis) will be paid primarily from ordinary income and any capital gains with the balance coming from return of capital. We believe shares of the Fund are a sound value for safety conscious income oriented investors.

Review and Outlook

We continue to anticipate attractive returns in the tax exempt bond market in 1998. Issuance of new long term municipals in 1997 reached $220 billion, the highest since 1993. This was at least partly due to the low levels of interest rates, reflecting in large measure a decline in the Federal deficit from $107 billion in 1996 to $22 billion in 1997. Our anticipation of somewhat lower rates in 1998 should again contribute to an ample supply of new municipal debt. We also note the large volume of municipals that are maturing in 1998, which will promote reinvestment purchases.

While we have some concern that specific regions of the country may be more sensitive to slowdowns associated with developments in Asia, we are more impressed by the general increases in revenues most municipalities are experiencing. Our outlook for the municipal market is positive.

An Easy Way to Grow Your Account

The Fund's Dividend Reinvestment Plan provides an attractive opportunity to add to your holdings, particularly since the Fund's quarterly dividends are reinvested without charge at the net asset value per share or market price, whichever is lower.

Sincerely,

Thomas B. Winmill                           Steven A. Landis
President                                   Senior Vice President
                                            Portfolio Manager


BULL & BEAR MUNICIPAL INCOME FUND, INC.
          Schedule of Portfolio Investments - June 30, 1998 (Unaudited)

Principal                                                                            Standard               Market
Amount                                                                               & Poors                Value
                                                                                     Rating
         Municipal Bonds (100.0%)
         Alabama (2.0%)
$250,000 Alabama Special Care Facilities Revenue Bonds, 5%,
         due 11/1/25                                                                 AA+                   $ 239,740
         Arizona (4.9%)
 500,000 Phoenix General Obligation Bonds, Series A,
         6.25%, due 7/1/16                                                           AA+                     580,785
         Florida (4.1%)
 500,000 Tampa, Florida Revenue Bonds, 4.875%, due 11/15/23                          AAA                     478,915
         Georgia (4.5%)
 400,000 Georgia State Municipal Electric Authority Power Revenue
         Bonds, 8.25%, due 1/1/11                                                    A                       524,836
         Hawaii (8.6%)
 500,000 Hawaii County General Obligation Bonds, Series A, 5.60%,
         due 5/1/13                                                                  AAA                     542,070
 400,000 Honolulu City & County General Obligation Bonds, Series A,
         8.75%, due 1/1/03                                                           AA                      472,436
                                                                                                           1,014,506
         Illinois (10.3%)
 500,000 Chicago, Illinois General Obligation Bonds, Series A,
         5.125%, due 1/1/25                                                          AAA                     492,165
 350,000 Chicago, Illinois Sales Tax Revenue Bonds, 5.375%, due 1/1/27               AAA                     355,099
 250,000 Illinois Health Facilities Revenue Bonds, Series A, 5%, due 7/1/24          AAA                     240,332
 125,000 Illinois Health Facilities Revenue Bonds, 5.25%, due 8/1/17                 AAA                     125,359







                                                                                                           1,212,955
         Louisiana (2.9%)
 325,000 Louisiana Public Facilities Authority Revenue Bonds, Series A,
         6.50%, due 3/1/02                                                           Aaa*                    342,690
         Massachusetts (11.6%)
 300,000 Cambridge, Massachusetts General Obligation Bonds, 4.50%,
         due 2/1/17                                                                  AA+                     278,367
 500,000 Massachusetts Municipal Wholesale Electric Power Supply
         System
         Revenue Bonds, 5%, due 7/1/17                                               AAA                     490,085
 500,000 Massachusetts State General Obligation Bonds, 5%, due 8/1/17                AA-                     497,240
 110,000 Massachusetts State Water Resource Revenue Bonds,
         5%, due 12/1/25                                                             AAA                     107,192
                                                                                                           1,372,884

         Mississippi (4.4%)
$500,000  Mississippi State General Obligation Bonds, 5.10%, due                 A        $
         11/15/11                                                                    A             522,955

         Nevada (4.5%)
 495,000 Nevada Housing Division Single Family Revenue Bonds,
         6.35%, due 10/1/12                                                          AAA                     526,343
         New Jersey (3.2%)
 155,000 Hoboken, New Jersey General Obligation Bonds, 4.75%, due                    AAA                     156,424
         8/1/11
 200,000 Southern Regional High School District General Obligation Bonds,
         5.50%, due 9/1/07                                                           AAA                     215,018
                                                                                                             371,442
         New Mexico (4.5%)
 500,000 Las Cruces Revenue Bonds, 5.45%, due 12/1/08                                AAA                     532,930








         New York (7.8%)
 250,000 New York General Obligation Bonds, Series H, 6.0%, due 8/1/13               BBB+                    270,328
  40,000 City of New York General Obligation Bonds, Series D,
         7.50%, due 2/1/16                                                           BBB+                     44,316
 500,000 New York State Dormitory Authority State University Revenue
         Bonds, Series C, 7.375%, due 5/15/10                                        A-                      603,085
                                                                                                             917,729
         North Carolina (3.4%)
 400,000 Martin County Industrial Facility Revenue Bonds, 5.65%, due                 A                       406,636
         12/1/23
         Oklahoma (4.6%)
 500,000 McAlester Public Works Authority Revenue Bonds, 5.50%,
         due 12/1/09                                                                 AAA                     536,620
         Pennsylvania (2.4%)
 250,000 Philadelphia Water & Waste Revenue Bonds, 6.25%, due 8/1/08                 AAA                     287,148
         South Carolina (2.0%)
 250,000 Piedmont Municipal Power Agency Revenue Bonds, Series A,
         4.75%, due 1/1/25                                                           AAA                     235,800
         Texas (9.2%)
500,000 Austin Independent School District General Obligation Bonds,
5.75%, due 8/1/16                                                                    AAA                     531,330
            500,000 Dallas-Fort Worth International Airport Revenue Bonds,
                    7.25%, due 11/1/30                                               BBB-                    555,745
                                                                                                           1,087,075
Wisconsin (5.1%
            500,000 Wisconsin Clean Water Revenue Bonds, Series 1,
                    6.875%, due 6/1/11                                               AA+                     606,025
                    Total Investments (cost: $11,055,413) (100.0%)                                       $11,798,014
* Moody's rating.

See  accompanying   notes  to  financial statements.

                                            STATEMENT OF ASSETS AND LIABILITIES
                                                 June 30, 1998 (Unaudited)


ASSETS:
  Investments at market value
         (cost: $11,055,412) (note 1)                              $11,798,014
  Interest receivable                                                  197,803
  Cash                                                                 176,246
  Other assets                                                           2,982
         Total assets                                               12,175,045
LIABILITIES:
  Accrued expenses                                                      24,395
  Accrued management fees                                                6,010
  Other liabilities                                                        294
           Total liabilities                                            30,699
NET ASSETS: (applicable to 736,879
        outstanding shares: 1,000,000,000
        shares of $.01 par value authorized)                        $12,144,346
NET ASSET VALUE PER SHARE
     ($12,144,346 &divide; 736,879 shares outstanding)                   $16.48

At June 30, 1998, net assets consisted of:
               Paid-in capital                                      $11,767,677
               Net unrealized appreciation
                          on investments                                742,602
               Accumulated deficit in net investment
                          income
               Accumulated net realized loss
                          on investments
                                                                    $12,144,346

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998  (Unaudited)

INVESTMENT INCOME:
    Interest                                                           $322,716
EXPENSES:
               Investment management (note 3)                            36,148
               Transfer agent                                            15,245
               Directors                                                 14,925
               Professional (note 3)                                     13,673
               Custodian                                                 13,333
               Printing                                                  11,873
               Registration (note 3)                                      8,256
               Interest (note 5)                                            634
               Other                                                      8,547
                          Total expenses                                122,634
                          Fee reductions (note 4)                       (2,959)
                          Net expenses                                  119,675
                                    Net investment income               203,041

      ON INVESTMENTS:
      Net realized gain on investments                                   71,213
      Unrealized depreciation of investments
                 during the period                                     (91,773)
                 Net realized and unrealized loss on
                           investments                                 (20,560)
                 Net increase in net assets resulting
                           from operations                             $182,481

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1998 (Unaudited) and the Year Ended
December 31, 1997
                                                                                                       June 30,          December
                                                                                                           1998          31, 1997
OPERATIONS:
        Net investment income                                                                        $  203,041         $ 414,399
                Net realized gain on investments                                                         71,213           146,070
                Unrealized appreciation (depreciation) of investments during the                       (91,773)           367,776
                period
                       Net increase in net assets resulting from operations                             182,481           928,245
        Subtraction from paid-in capital (note 6)                                                             _          (35,093)
DISTRIBUTIONS TO SHAREHOLDERS:
        Distributions from net investment income ($.28 and $.58 per share,                            (203,041)         (414,399)
        respectively)
        Distributions in excess of net investment income ($.10 and $.26 per                            (71,213)         (182,289)
        share, respectively)
        Distributions from paid in capital ($.12 per share)                                            (89,736)                 _
CAPITAL SHARE TRANSACTIONS:
        Increase in net assets resulting from capital share transactions (a) (note                      186,434           351,667
        6)
                Total increase in net assets                                                              4,925           648,131
NET ASSETS:
        Beginning of period                                                                          12,139,421        11,491,290
        End of period                                                                               $12,144,346       $12,139,421

(a) Transactions in capital shares were as follows:


                                      June 30, 1998       December 31, 1997
                                    Shares     Value      Shares      Value
Shares issued in
reinvestment of distributions       11,671   $186,434     24,789     $351,667
Net increase                        11,671   $186,434     24,789     $351,667

See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange, Inc. The investment objective of the Fund is to provide investors with the maximum level of income exempt from Federal income tax that is consistent with the preservation of capital, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1997, the Fund had an unused capital loss carryforward of approximately $366,000 which expires in 2002. Based on Federal income tax cost of $11,055,412, gross unrealized appreciation and gross unrealized depreciation were $748,323 and $5,721, respectively at June 30, 1998.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 6/10 of 1% on the first $500 million and 1/2 of 1% over $500 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former Distributor. The Fund reimbursed the Investment Manager $1,993 for providing certain administrative and accounting services at cost for the six months ended June 30, 1998.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $1,366,664 and $1,366,340, respectively, for the six months ending June 30, 1998. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the six months ending June 30, 1998, the Fund's custodian fees were reduced by $2,959 under such arrangements.

(5) The Fund has a committed bank line of credit. At June 30, 1998, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ending June 30, 1998, the weighted average interest rate was 6.34% based on the balances outstanding during the period and the weighted average amount outstanding was $4,766.

(6) Effective November 8, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $35,100 were charged against paid-in capital in 1997. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the

"Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

The date after which notice of a shareholder proposal for the Fund's annual meeting of stockholders submitted outside the processes of 17 CFR S240.14a-8 is considered untimely is September 7, 1998. In addition to any other applicable requirements, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written to the Secretary of the Fund in the manner set forth in the Fund's By-laws.

FINANCIAL HIGHLIGHTS


                                                                        Years Ended December 31,
                                                          Six Months        1997        1996        1995        1994       1993
                                                          Ended June
                                                          30, 1998
                                                          (Unaudited)
PER SHARE DATA*
          Net asset value at beginning of period              $16.74      $16.41      $17.04      $15.25      $17.63      $17.06
     Income from investment operations:
     Net investment income                                       .28         .58         .69         .70         .68         .75
     Net realized and unrealized gain (loss) on                 (.04)        .59        (.62)       1.78       (2.38)       1.02
     investments
          Total from investment operations                       .24        1.17         .07        2.48       (1.70)       1.77
Less distributions:
     Distributions from net investment income                  (.28)        (.58)       (.70)       (.69)       (.68)       (.75)
     Distributions in excess of net investment income          (.10)        (.26)         --         --           --          --
     Distributions from net realized gains on investments        --           --          --         --           --        (.45)
     Distributions from paid in capital                        (.12)          --          --         --           --          --
Total distributions                                            (.50)         (.84)      (.70)       (.69)       (.68)       (1.20)
Net asset value at end of period                              $16.48        $16.74    $16.41       $17.04       $15.25      $17.63
Per share market value at end of period                       $15.88        $14.88    $14.38
TOTAL RETURN ON NET ASSET VALUE BASIS                          1.55%         8.17%      .61%       16.58%       (9.76)%     10.59%
TOTAL RETURN ON MARKET VALUE BASIS (a)                        10.09%         9.73%     (11.87%)
RATIOS/SUPPLEMENTAL DATA
          Net assets at end of period (000's omitted)        $12,144       $12,139    $11,491     $16,220      $15,921     $21,345
          Ratio of expenses to average net assets (b) (c)    2.04%**         1.70%      1.68%        1.78%        1.60%      1.61%
          Ratio of net investment income to average net      3.37%**         3.53%      4.14%        4.31%        4.23%      4.25%
          assets (d)
          Portfolio turnover rate                                11%          43%      78%         172%          275%         74%


* Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

** Annualized.

(a) Effective November 8, 1996, the Fund converted from on open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower rate of the per share net asset value on the payment date or the average of the closing market prices for the five days preceding the payment date.

(b) Ratio prior to reimbursement by the Investment Manager was 1.94%, 1.95%, 1.71%, and 1.62% for the years ended December 31, 1996, 1995, 1994, and 1993, respectively.

(c) Ratio after the reduction of custodian fees under a custodian agreement was 1.99%**, 1.68% and 1.62% for the six months ended June 30, 1998 and for the years ended December 31, 1997 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1996.

(d) Ratio prior to reimbursement by the Investment Manager was 3.88%, 4.14%, 4.12%, and 4.24% for the years ended December 31, 1996, 1995, 1994, and 1993, respectively.

MUNICIPAL INCOME FUND

11 Hanover Square
New York, NY 10005
1-888-847-4200


MUNICIPAL INCOME FUND

American Stock
Exchange Symbol: